UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2007

UNION NATIONAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-19214	23-2415179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

570 Lausch Lane, Lancaster, Pennsylvania	17601
(Address of principal executive offices)	(Zip Code)

(717) 653-1441

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2007, Michael A. Frey, the Registrant’s Director and Vice President and the Registrant’s wholly-owned subsidiary, Union National Community Bank’s (the “Bank”) Director, President and Chief Operating Officer and Clement M. Hoober, the Registrant’s Chief Financial Officer and Treasurer and the Registrant’s wholly-owned subsidiary, the Bank’s Executive Vice President and Chief Financial Officer departed their positions with the Registrant and Bank.

A press release regarding the departures is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release dated as of March 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

UNION NATIONAL FINANCIAL CORPORATION
(Registrant)

Dated: March 29, 2007	/s/ Mark D. Gainer
Mark D. Gainer
Chairman, President, and
Chief Executive Officer

Exhibit Number	Description
99.1	Press release dated as of March 29, 2007